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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

                        Date of Report: September 3, 1999
                        (Date of earliest event reported)


                         MERGE TECHNOLOGIES INCORPORATED
             (Exact name of registrant as specified in the charter)

         Wisconsin                         0-29486               39-1600938
(State or other jurisdiction      (Commission File No.)       (IRS Employer
       of incorporation)                                    Identification No.)

                               1126 South 70th St.
                         Milwaukee, Wisconsin 53214-3151
                    (Address of Principal Executive Offices)


                                 (414) 977-4000
               (Registrant's telephone number including area code)

                                       N/A

          (Former name or former address, if changed since last report)



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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     On September 3, 1999 (the "Closing Date"), Merge Technologies Incorporated (the "Company"), 3032854 Nova Scotia Company ("Holdings"), a Nova Scotia, Canada, corporation and a wholly owned subsidiary of the Company, and Interpra Medical Imaging Networks Ltd. ("Interpra"), an Ontario corporation, pursuant to the terms of a Purchase Agreement (the "Purchase Agreement") among the Company, Holdings and Interpra, completed certain transactions wherein, among other things, Holdings acquired 100% of the issued and outstanding shares of common stock (the "New Common Shares") of Interpra (the "Acquisition"). As part of the transactions contemplated under the Purchase Agreement each share of common stock previously outstanding of Interpra was exchanged for and converted into
317.333 shares of newly authorized non-voting shares of exchangeable stock (the "Exchangeable Shares") of Interpra. Each Exchangeable Share is exchangeable and convertible into one share of common stock of the Company. Pursuant to registration rights granted by the Company to the holders of Exchangeable Shares under the Purchase Agreement, the Company has agreed that, by no later than December 31, 1999, it will prepare and file with the Securities and Exchange Commission a registration statement on Form S-3 for the offer and sale of the Exchangeable Shares.

     In connection with the Acquisition, the Company agreed to Employment Agreements for terms of one year with each of Stephen Herman, John Soloninka and James Arbuthnot to serve in the capacities of Chief Medical Officer, Program Manager and Manager of Information Systems Product Development, respectively, of Interpra, now named Merge Technologies Canada Ltd.

     Copies of the Purchase Agreement and the press release issued by the Company in connection with the Acquisition are attached as exhibits hereto and incorporated herein by reference.

     All of the statements herein, other than historical facts, are forward-looking statements made in reliance upon the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. As such, they involve risks and uncertainties and are subject to change at any time. These statements reflect the Company's current expectations regarding the future profitability of the Company and its subsidiaries and the benefits to be derived from the Company's execution of its industry consolidation strategy. There can be no assurance that the Company's actual future performance or that of its subsidiaries will meet the Company's expectations for growth and profitability. The statements in this Form 8-K involve known and unknown risks, uncertainties, and other factors which may cause actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by these forward-looking statements. Some of the factors which could affect the Company are set forth in its Annual Report on Form 10-K for the year ended December 31, 1998.




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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial Statements

               Financial statements of the business acquired will be filed by amendment not later than 60 days from the date of this filing.

          (b)  Exhibits

          99.1 Press Release announcing the completion of the acquisition of the ownership of Interpra Medical Imaging Ltd. by Merge Technologies Incorporated through its wholly owned subsidiary, 3032854 Nova Scotia Company.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MERGE TECHNOLOGIES INCORPORATED


Dated:   September 20, 1999            By: /s/ William C. Mortimore
                                           -------------------------------------
                                           William C. Mortimore,
                                           President and Chief Executive Officer